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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): November 19, 1999





                       GREENWICH CAPITAL ACCEPTANCE, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                    333-67327                             06-1199884
---------------------------------------                 -----------------                   -----------------------
   (State or Other Jurisdiction of                        (Commission                           (I.R.S. Employer
            Incorporation)                                File Number)                        Identification No.)


    600 Steamboat Road Greenwich,
             Connecticut                                                                          06830
---------------------------------------                                                     ------------------
   (Address of Principal Executive                                                             (Zip Code)
               Offices)


Registrant's telephone number, including area code (203) 622-2700

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Item 5.           Other Events.

         On October 1, 1999, Greenwich Capital Acceptance, Inc. (the "Company") entered into a Trust Agreement dated as of October 1, 1999, by and between the Company, as depositor; and The Bank of New York, as Trustee, providing for the issuance of the Resecuritization Mortgage Trust Certificates, Series 1999-B (the "Certificates").

         The following exhibit which relates specially to the Certificates is included with this Current Report:

Item 7(c).        Exhibits

99.01             Monthly Payment Date Statement distributed to
                  Certificateholders, dated November 19, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        GREENWICH CAPITAL ACCEPTANCE, INC.,



                        By: /s/ John Paul Graham
                            ---------------------------
                              Name:  John Paul Graham
                              Title:  Vice President



Dated:  December 6, 1999


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Exhibit Index


Exhibit                                                                   Page

99.1              Monthly Payment Date Statement distributed to
                  Certificateholders, dated November 19, 1999.